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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                               AMENDMENT NO. 1
                                     TO
                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     MARCH 30, 2005 (NOVEMBER 30, 2004)
              Date of Report (Date of earliest event reported)

                              FIRST BANKS, INC.
           (Exact name of registrant as specified in its charter)

          MISSOURI                       0-20632                43-1175538
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


               135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
             (Address of principal executive offices) (Zip code)


                               (314) 854-4600
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                              FIRST BANKS, INC.

TABLE OF CONTENTS

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.......................     1

SIGNATURE.............................................................     3




ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

         On November 30, 2004, First Banks, Inc., a Missouri corporation ("First Banks" or the "Company"), filed a Current Report on Form 8-K pursuant to Item 2.01 and Item 9.01 that reported the completion of the Company's acquisition of Hillside Investors, Ltd., an Illinois corporation, and its wholly-owned banking subsidiary, CIB Bank, an Illinois banking corporation headquartered in Hillside, Illinois, for approximately $67.4 million in cash. A copy of the press release announcing completion of the acquisition of Hillside Investors, Ltd. on November 30, 2004 was included as
Exhibit 99.1 to the Current Report on Form 8-K. In response to parts (a) and
(b) of Item 9.01 of such Form 8-K, the Company stated that it would file, by amendment, the financial statements required pursuant to Regulation S-X and for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b)) and the pro forma financial information required pursuant to
Article 11 of Regulation S-X (17 CFR 210). This Amendment No. 1 to Current Report on Form 8-K provides the required financial statements and pro forma financial information.

(a) Financial statements of businesses acquired.

         The required consolidated financial statements of Hillside Investors, Ltd. as of December 31, 2003 and 2002, and for the years ended December 31, 2003, 2002 and 2001 are filed herewith as Exhibit 99.2 and are incorporated herein by this reference.

(b) Pro forma financial information.

         The required pro forma financial information as of September 30, 2004 and for the nine months ended September 30, 2004 and the year ended December 31, 2003 is filed herewith as Exhibit 99.3 and is incorporated herein by this reference.

(c) Exhibits.

Exhibit Number      Description
--------------      -----------

     10.1 Stock Purchase Agreement by and between First Banks, Inc., The San Francisco Company, CIB Marine Bancshares, Inc., Hillside Investors, Ltd., and CIB Bank, dated August 12, 2004 (incorporated herein by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K, dated
                    August 12, 2004).

     99.1 Press release issued by First Banks, Inc. on November 30, 2004 announcing completion of the acquisition of Hillside Investors, Ltd. and its wholly-owned banking subsidiary, CIB Bank, by First Banks, Inc. (incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, dated November, 30, 2004).

     99.2 Audited Consolidated Financial Statements of Hillside Investors, Ltd. and subsidiaries as of and for the years ended December 31, 2003, 2002 and 2001 - filed herewith.

     99.3 Pro Forma Combined Condensed Balance Sheet as of September 30, 2004 (unaudited), Pro Forma Combined Condensed Statements of

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                    Income for the nine months ended September 30, 2004 and
                    for the year ended December 31, 2003 (unaudited) and Notes to Pro Forma Combined Condensed Financial Statements - filed herewith.


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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST BANKS, INC.

Date:  March 30, 2005                  By: /s/ Allen H. Blake
                                           ----------------------------------
                                           Allen H. Blake
                                           President, Chief Executive Officer
                                           and Chief Financial Officer

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